NGT ENTERPRISES, INC.

              Pro Forma Consolidated Condensed Financial Statements
                                   (Unaudited)



     The following unaudited pro forma combined consolidated condensed financial statements present a combined balance sheet and related statements of operations, cash flows and stockholders' equity NGT Enterprises, Inc., and its subsidiary, Donald Henig, Inc. et al, giving effect to the reverse acquisition and using the purchase method of accounting for the proposed combination pursuant to a Stock Purchase Agreement.

     The combination with Donald Henig, Inc. et al is reflected using the purchase method of accounting, whereby NGT Enterprises, Inc. issued an aggregate of 20,221,700 common shares in exchange for all of the outstanding common shares of Donald Henig, Inc. et al.

     The pro forma combined consolidated condensed balance sheet as of March 31,1997 and the related statements of operations for the interim period ended March 31, 1997, the proforma consolidated statement of stockholders equity for the forty two months ended March 31, 1997 and the proforma consolidated statements of operations and cash flows for the year ended September 30, 1996 (December 31, 1996 for Donald Henig, Inc. et al) give effect to the transactions as if they had been in effect throughout the periods presented. The information shown is based upon numerous assumptions and estimates and is not necessarily indicative of the results of future operations of the combined entities or the actual results that would have occurred had the transaction been consummated during the periods indicated . These statements should be read in conjunction with the consolidated financial statements of NGT Enterprises, Inc. and the financial statements of Donald Henig, Inc. et al included herein.

                              NGT ENTERPRISES, INC.
                       PROFORMA CONSOLIDATED BALANCE SHEET
                                 MARCH 31, 1997

                                     Assets

                                 NGT Enterprises,   Donald Henig,                        NGT
                                       Inc.           Inc. et al   Adjustments     Enterprises, Inc.

Current assets
   Cash                                  $-0-           112,687                          112,687
   Mortgage inventory                                 9,567,331                        9,567,331
   Points and fees receivable                           247,104                          247,104
   Other current receivables                             19,548                           19,548
   Marketable securities                                            5,000,000                                  5,000,000
   Investments                                          660,293                          660,293
   Prepaid expenses                                   1,298,620                        1,298,620
   Mortgage receivable                                2,298,115                        2,298,115
   Property and equipment-net                           459,135                          459,135
   Intangible assets-net                                514,716                          514,716
   Other assets                                          71,511                           71,511
                                          ----      -----------                      -----------
   Total assets                           $-0-      $20,249,060                      $20,249,060
                                          ====      ===========                      ===========

                                         Liabilities and Stockholders' Equity

 Current liabilities
   Accounts payable and
       accrued expenses                  $1,500      $1,567,545                       $1,569,045
   Warehouse lines of credit                          9,284,115                        9,284,115
   Borrowers escrow funds                               178,317                          178,317
   Capital lease obligations                            150,473                          150,473
   Due to related party                               1,561,993                        1,561,993
   Other liabilities                                     14,765                           14,765
   Deferred income                                      316,810                          316,810
                                         -------     ----------                       ----------
 Total  liabilities                       1,500      13,074,018                       13,075,518
 Stockholders' Equity
 Preferred stock                                            110           (110)
   Common stock-authorized 12,000,000
   shares, $.0001 par value per share,
   the proforma number of shares
   outstanding at March 31, 1997 was
   21,286,000                                             1,000         (1,000)

                                            426                          1,703            2,129

   Additional paid in capital            16,867       7,298,111     (7,298,111)       7,190,206
                                                                     7,173,339
   Accumulated profit during
       development stage                (18,793)       (124,179)       124,179          (18,793)
                                        --------      ---------          -----       ------------


 Total stockholders' equity              (1,500)      7,175,042           -0-          7,173,542
                                         -------      ---------          -----       ------------
 Total liabilities and
       stockholders' equity                 $-0-    $20,249,060          $-0-        $20,249,060
                                            ====    ===========          ====        ===========

            See accompanying notes to proforma financial statements.

                             N G T ENTERPRISES, INC.
                  PROFORMA CONSOLIDATED STATEMENT OF OPERATIONS
                           FOR THE INTERIM PERIOD MARCH 31, 1997

                                                 NGT            Donald Henig,     Adjustments   NGT Enterprises,
                                              Enterprises, Inc.  Inc. et al                          Inc.

 Operating Income
   Points, Fees and Premium Income                    $-0-       $2,035,528                        $2,035,528
   Interest Income                                                  190,360                           190,36
Total Operating Income                                $-0-        2,225,888                         2,225,888

 Operating Expenses
   Field and Direct Expenses                                        894,842                           894,842
   Interest Expense                                                 202,233                           202,233
   Total Operating Expenses                                       1,097,075                         1,097,075

 Gross Profit                                                     1,128,813                         1,128,813

 General and Administrative Expenses                 1,500        1,269,477                         1,270,977

 Income (Loss) from Operations                      (1,500)        (140,664)                         (142,164)

 Other Income and (Expenses)

 Income before Provision for Income Taxes           (1,500)        (140,664)                         (142,164)

   Income Tax Provision

 Net Income (Loss)                                 $(1,500)        (140,664)                         (142,164)

 Net income per share                               $(.00)             $-0-                              $-0-
 Total number of shares outstanding             21,286,000       21,286,000                        21,286,000
                                                ==========       ==========                        ===========


            See accompanying notes to proforma financial statements.

                             N G T ENTERPRISES, INC.
                  PROFORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED SEPTEMBER 30, 1996
                (DECEMBER 31, 1996 FOR DONALD HENIG, INC. et al)

                                                 NGT            Donald Henig,     Adjustments   NGT Enterprises,
                                              Enterprises, Inc.  Inc. et al                          Inc.

 Operating Income
   Points, Fees and Premium Income                    $-0-       $5,554,241                        $5,554,241
   Interest Income                                                  440,890                           440,890
   Total Operating Income                             $-0-        5,995,131                         5,995,131

 Operating Expenses
   Field and Direct Expenses                                      3,375,700                         3,375,700
   Interest Expense                                                 542,781                           542,781
   Total Operating Expenses                                       3,918,481                         3,918,481

 Gross Profit                                                     2,076,650                         2,076,650

 General and Administrative Expenses                 16,900       2,859,276                         2,876,176

 Income (Loss) from Operations                      (16,900)       (782,626)                         (799,526)

 Other Income and (Expenses)
   Interest Expense                                                  (3,677)                           (3,677)
   Net gain on Sale of Subsidiaries                                 856,232                           856,232
   Total Other Income and (Expenses)                                852,555                           852,555

 Income before Provision for Income Taxes           (16,900)         69,929                            53,029

   Income Tax Provision                                              (8,642)                           (8,642)

 Net Income (Loss)                                 $(16,900)        $61,287                           $44,387

 Net income per share                               $(.00)             $-0-                              $-0-
 Total number of shares outstanding             21,286,000       21,286,000                        21,286,000
                                                ==========       ==========                        ===========


            See accompanying notes to proforma financial statements.

                             N G T ENTERPRISES, INC.
                  PROFORMA CONSOLIDATED STATEMENT OF CASH FLOWS
                      FOR THE YEAR ENDED SEPTEMBER 30, 1996
                (DECEMBER 31, 1996 FOR DONALD HENIG, INC. ET AL)


                                                         NGT          Donald      Adjustments        NGT
                                                     Enterprises,   Henig, Inc.                 Enterprises,
                                                         Inc.         et al                         Inc.


 CASH FLOWS FROM OPERATING ACTIVITIES
   Net income (loss)                                     $(16,900)      $61,287                      $59,787
   Adjustments to reconcile net income
    to net cash  provided by
    operating activities:
   Amortization                                                          98,362                       98,362
   Depreciation                                                          50,942                       50,942
   Realized gain on sale of subsidiaries                               (856,232)                    (856,232)
 Change in assets and liabilities
   Increase in points and fees receivable                              (194,385)                    (194,385)
   Increase in prepaid expenses                                        (632,207)                    (632,207)
   Increase in other assets                                             (82,312)                     (82,312)
   Increase in other current receivables                                (14,548)                     (14,548)
   Increase in accounts payable                                         898,285                      898,285
   Increase in other liabilities                                        105,340                      105,340
   Increase in deferred income                                          198,537                      198,537
 Total adjustments                                                     (428,218)                    (428,218)
 Net cash provided (used) by operating activities         (16,900)     (366,931)                    (383,831
 CASH FLOWS FROM INVESTING ACTIVITIES
   Purchase of fixed assets                                            (190,627)                    (190,627)
   Purchase of intangible assets                                       (492,971)                    (492,971)
   Mortgages originated (Net)                                       (83,698,098)                 (83,698,098)
   Mortgages sold                                                    75,800,226                   75,800,226
 Net cash provided (used) by investing activities                    (8,581,470)                  (8,581,470)
 CASH FLOWS FROM FINANCING ACTIVITIES
   Sale of common stock                                             16,900                                             16,900
   Advances from parent                                                 124,160                      124,160
   Proceeds from warehouse line of credit                            85,179,479                   85,179,479
   Repayments of warehouse line of credit                           (76,287,784)                 (76,287,784)
   Collection of notes receivable                                        52,331                       52,331
   Reduction of capital lease obligations                               (20,755)                     (20,755)
 Net cash  provided (used) by financing activities        16,900      9,047,431                    9,064,331
 Net increase (decrease) in cash and equivalents                         99,030                       99,030
 CASH BALANCE BEGINNING OF PERIOD                                        65,744                       65,744
 CASH BALANCE END OF PERIOD                                            $164,774                     $164,774
                                                                       ========                     ========


             See accompanying notes to proforma financial statements

                             N G T ENTERPRISES, INC.
             PROFORMA CONSOLIDATED STATEMENT OF STOCKHOLDERS EQUITY


                Common Stock  Common Stock   Preferred     Preferred     Additional      Retained
   Date                                        Stock         stock        paid in        Earnings          Total

                                                                          capital
  10-01-1993        3,930,926         $393                                   $-0-           $(393)          $-0-
   9-30-1994              273
   9-30-1994        3,931,199          393                                                   (393)
                                                                              -0-                          -0-
   9-30-1995        3,931,199          393                                                   (393)
                                                                              -0-                          -0-

   9-30-1996          326,000           33                                 16,867                        16,900
   9-30-1996         Net loss                                                             (16,900)      (16,900)

   9-30-1996        4,257,199          426                                 16,867         (17,293)          -0-

   3-31-1997         Net loss                                                              (1,500)       (1,500)


   5-05-1997(1)    (3,192,899)        (319)                                   319



   5-05-1997(2)    20,221,700        2,022                              7,173,020                      7,175,042
                   21,286,000        2,129         -0-         $-0-     7,190,206         (18,793)     7,173,362
   ==========      ==========        =====         ====         ====    =========          =======     =========


 (1) Stock split preceding transaction.

 (2) Common shares issued for acquisition valued at $.21 per share.







            See accompanying notes to proforma financial statements.

                              NGT ENTERPRISES, INC.

                     NOTES TO PRO-FORMA FINANCIAL STATEMENTS

                                 MARCH 31, 1997

Note 1. Organization of Company and Issuance of Common Stock

     a. Creation of the Company

     NGT Enterprises, Inc. (the "Company") was formed under the laws of the state of Delaware on November 14, 1980 as Nuclear & Genetics Technology, Inc. The Company was authorized to issue 100,000,000 shares of common stock, $.001 par value each. On April 24, 1981, the name of the Company was changed to Nuclear & Genetic Technology, Inc. On May 27, 1981, the par value of the common stock was changed to $.0001 per share. On December 6, 1989, the Company's name was changed to NGT Enterprises, Inc. and the number of authorized shares was increased to 800,000,000 shares of common stock, $.0001 par value per share. Also, on that date, the Company filed an additional certificate of amendment to decrease the number of authorized shares to 8,000,000 $.0001 par value per share to effect a reverse recapitalization of 200:1. On April 8, 1991, the Company amended its certificate of incorporation to increase the number of authorized shares to 12,000,000 shares of common stock, $.0001 par value each. On May 1, 1997, the Company amended its certificate of incorporation to change the number of authorized shares to 45,000,000 shares of common stock, $.001 par value each and authorize the issuance of 5,000,000 shares of preferred stock, $.001 par value each. On May 5, 1997, the Company amended its certificate of incorporation to change its name to IMN Financial Corp.

     b. Description of the Company

     The Company was considered to be a development stage company until May 5, 1997 when the Company acquired all the capital stock of Donald Henig, Inc. et al ("DHI") and additional assets. DHI is a licensed mortgage banker in eight states with 25 retail branch offices and two wholesale branch offices. DHI has formed two subsidiaries, First Equities Commercial Corp., ("Commercial"), a mortgage banking firm which intends to specialize in the financing of commercial properties on a national basis, and First Equities Service Corp. ("Service") which intends to sell mortgage life insurance utilizing the DHI's customer base.

     c. Issuance of Common Stock

     On September 30, 1996, the Company issued 326,000 shares of its common stock in consideration for the payment of $16,900 in expenses by the Company's President on its behalf.

     On May 5, 1997, the Company acquired all the capital stock of DHI, Commercial, Service, and holdings in the Aristocrat Endeavor Fund from IMN Equities Inc. ("IMN Equities") for 20,221,700 shares of its common stock with a value of $.21 per share.

Note 2. Summary of Significant Accounting Policies

     a. Basis of Financial Statement Presentation

     The proforma consolidated financial statements of the Company presented at March 31, 1997 consist of the balance sheet of the Company and the balance sheet of DHI as of March 31, 1997, and the related statements of operations for the period then ended. In addition, the proforma consolidated financial statements include the statement of operations and cash flows of the Company for the year ended September 30, 1996 and, of DHI, for the year ended December 31, 1996. Lastly the proforma consolidated financial statements include the statement of stockholders equity for the forty two months ended March 31, 1997.

                              NGT ENTERPRISES, INC.

                     NOTES TO PRO-FORMA FINANCIAL STATEMENTS

                                 MARCH 31, 1997

     b. Cash and Cash Equivalents

     For purposes of the statement of cash flows, the Company considers all investments purchased with a maturity of three months or less to be cash equivalents.

     c. Mortgage Inventory

     The Company presents its mortgage inventory at the lower of cost or market. As of the date of this report, substantially all of the March 31, 1997 mortgage inventory has been sold. Mortgage inventory secures the related warehouse lines of credit.

     d. Accounts Receivable

     Management has analyzed accounts receivable at March 31, 1997 and considers all accounts to be currently collectible. Therefore, no provision has been made for uncollectible accounts. As of the date of this report, substantially all of the accounts receivable have been collected.

     e. Deferred Costs

     All direct processing costs associated with mortgages in the DHI's pipeline at March 31, 1997 have been deferred. These costs include commissions, processing salaries and related expenses, appraisal fees, credit costs, and other direct expenses.

     Commissions paid under a "draw against commission" arrangement have been deferred when the draw exceeds the commission earned.

     f. Property and Equipment

     Property and equipment contributed to DHI are stated at the appraised fair market values at the date of contribution. Property and equipment purchased by the corporation are stated at cost.

     Depreciation is calculated using straight-line and accelerated methods over the estimated useful lives of the assets. Depreciation charged to operations, which includes amortization of capital lease obligations, for the period ended March 31, 1997, was $23,576.

     g. Intangible Assets

     Intangible assets consist of goodwill, acquired from UCMC Consulting Corp., in the amount of $150,000, and a franchise fee paid to Mortgage Tech Group, Ltd., purchased in 1994 for $6,000, and organization costs in the amount of $492,972, incurred in 1996 for the start up of new branches. These items are being amortized over fifteen, five and three years, respectively. The total amortization expense charged to operations for the period ended March 31, 1997 was $29,219.

     h. Revenue Recognition

     All fees are earned and recognized as revenue when the related mortgages close. Premium income is recognized when the related mortgage closes and a binding purchase agreement is effectuated, or after title is transferred, whichever occurs first.

     Certain  application,   commitment  and  other  fees  associated  with  the
Company's pipeline as of March 31, 1997, collected during loan processing, give rise to the liability account "deferred income".

                              NGT ENTERPRISES, INC.

                     NOTES TO PRO-FORMA FINANCIAL STATEMENTS

                                 MARCH 31, 1997

     i. Income Taxes

     Income taxes are provided for the tax effects of transactions reported in the financial statements and consist of taxes currently due. Tax returns (as well as the financial statements) are prepared using the accrual method of accounting.

     DHI is filing New York State and other foreign state corporation tax returns on a separate company basis.

     j. Earnings per share

     Earnings per share have been computed on the basis of total number of shares outstanding. The total number of shares outstanding at March 31, 1997 was 21,286,000.

     k. Estimates

     In preparing financial statements in conformity with generally accepted accounting principles, management is required to make estimates and assumptions that affect the reported assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and revenues and expenses during the reporting period. Actual results could differ from those estimates.

     Note 3 - Acquisitions

     a. Acquisition of Donald Henig, Inc. et al

     On May 5, 1997, among other assets, the Company acquired all the capital stock of DHI, a New York corporation, a wholly owned subsidiary of IMN Equities, for 20,221,700 shares of common stock with a per share value of $.21. The transaction has been accounted for as a reverse acquisition and using the purchase method of accounting with historic costs being the basis of valuation, and accordingly, the accompanying proforma consolidated financial statements include the consolidated balance sheet for the Company and DHI as of March 31, 1997 and for the Company the results of operations for the period ended March 31, 1997 as if the entities had been consolidated during the periods presented.

     DHI was incorporated under the laws of the State of New York on December 1, 1992. It operates under the names "Island Mortgage Network" and "Reliance
Mortgage Network". Its principal business activity is that of a licensed mortgage banker. Presently, all mortgages are either table funded or funded through the Company's warehouse lines of credit. Those funded using the warehouse lines of credit are closed subject to a binding purchase agreement with an investor and sold shortly after closing. The Company does not perform any loan servicing activities. The Company received its New York State mortgage banker's license on May 12, 1994. It holds additional licenses in the states of Connecticut, New Jersey, New Mexico, Pennsylvania, Florida, Texas, North Carolina, and Missouri. As of the date of this report, the Company has applied for its mortgage banking licenses in a number of additional states. It is the Company's intention to continue its expansion nationally.

     b. Reorganization

     Pursuant to an agreement dated September 1, 1995, between DHI, the existing corporate shareholder, and certain investors, a complete change in ownership of the Company was effectuated. In accordance with the agreement, the Company entered into employment contracts with the existing president and exchanged certain corporate receivables for a 5 percent interest in Mortgage Tech Group Ltd.

                              NGT ENTERPRISES, INC.

                     NOTES TO PRO-FORMA FINANCIAL STATEMENTS

                                 MARCH 31, 1997

     In September of 1996, DHI, its shareholders and First Equities Corp. (formerly Cenna Communications, Inc.) entered into an agreement wherein a reverse acquisition was effectuated. As a result of the transactions the shareholders of DHI received shares of First Equities Corp. on a pro-rata basis, in exchange for their shares in DHI. This transaction did not change control of DHI as the principal shareholders retained in excess of 90% of the outstanding stock of the parent.

     In May, 1996, the capital stock of DHI was transferred to IMN Equities.

     c. Mergers, Acquisitions, and Disposals

     Pursuant to an agreement between DHI and C. S. Amsterdam Realty, Inc., dated September 1, 1995, DHI received as a contribution to capital, one hundred percent of the outstanding stock of C. S. Amsterdam Realty, Inc. On January 2, 1996, the Company sold its entire interest in C. S. Amsterdam Realty, Inc.

     Pursuant to an agreement between DHI and The Best Mortgage Services of America, Inc. ("Best"), dated December 27, 1995, the Company acquired ninety three percent of the voting rights of Best. The agreement provided for the acquisition of preferred stock in Best, which has a par value of $1,400,000, in exchange for 110,000 shares of DHI preferred stock. On December 14, 1996, the Company sold its entire interest in Best.

     On February 17, 1996, DHI initiated a branch office operation in Syracuse, New York. In conjunction with this office, DHI entered into an asset purchase agreement with Patriot Mortgage Company, L.P. Under this agreement, DHI is obligated to remit as the purchase price, a share of certain income with respect to the acquired mortgage pipeline. These costs have been expensed as incurred.

     Note 4 - Investments

     DHI owns a 5% interest in Mortgage Tech Group, Ltd. This investment was acquired in conjunction with the reorganization of DHI in 1995. The investment is reflected at cost, as no market value information is available.

     DHI owns 100,000 shares of Wireless Mexicano, Inc., a related party. The investment was acquired in a stock for stock exchange on December 30, 1996, between DHI's parent, First Equities Corp., and Wireless Mexicano, Inc. Simultaneously, the stock was donated by First Equities Corp. to HI, its subsidiary. DHI accounted for this purchase utilizing recent sales of said securities to estimate market value at $500,000. This accounts for the increase in paid in capital.

     Note 5 - Notes Receivable

     On October 16, 1995, DHI sold its Rochester branch for $118,556. The initial terms of the sale provided for a down payment of $31,225 and monthly principal payments of $12,500 for six months, with a final payment of $12,331 the following month.

     Interest was payable on the unpaid balance, monthly, at 8.75% per annum. The loan is personally guaranteed by the shareholder of the corporate buyer. On October 16, 1996, the terms of the sale were amended, to provide for four equal monthly payments of $5,000 each, commencing November 15, 1996.

                              NGT ENTERPRISES, INC.

                     NOTES TO PRO-F0RMA FINANCIAL STATEMENTS

                                 MARCH 31, 1997

     Note 6 - Mortgage Receivable

     In conjunction with the sale of The Best Mortgage Company of America, Inc., one of the Company's subsidiaries, DHI took back a mortgage (on the underlying vacant land) in the amount of $2,300,000. It should be noted that the land is encumbered by certain security interests totaling approximately $735,000 (for a related party liability), which until satisfied, reduces the value of the collateral.

     The terms of the mortgage provide for equal monthly payments of $15,301.96, which includes interest thereon at a rate of 7% per annum, for a term of 5 years, based on a 30 year amortization. The unpaid balance shall be due and payable with the sixtieth monthly payment.

     Aggregate maturities required on the mortgage receivable at December 31, 1996 are as follows:

          Year ending:
                                   12/31/97       $    23,364
                                   12/31/98            25,053
                                   12/31/99            26,864
                                   12/31/00            28,806
                                   12/31/01         2,195,913

                                                   $2,300,000

     Note 7 - Property and Equipment

     The major categories of property and equipment at March 31, 1997 are as follows:

 Furniture, Fixtures & Equipment                               $ 340,099
 Furniture, Fixtures & Equipment under Capital leases            191,339
 Leasehold Improvements                                           49,392
          Total                                                  580,830
 Less: Accumulated Deprecation                                  (121,695)
 Total Property & Equipment                                    $ 459,135

     Certain items of the assets secure the related financing.

     Note 8 - Warehousing Lines of Credit

     DHI has four warehouse and security agreements under which certain lines of credit have been established for funding mortgage loans. As of March 31, 1997, DHI had total credit lines of $17,000,000 from the participating lenders. All of the agreements call for interest computed at either prime plus two or LIBOR plus four and collateralize each advance with the related mortgage. As of March 31, 1997, DHI owed $9,284,115 under these agreements.

     Note 9 - Sales of Subsidiaries

     On January 2, 1996, DHI sold its entire interest in C. S. Amsterdam Realty, Inc. to a related party for $1. The subsidiary was inactive and had no significant assets. DHI incurred a loss of $43,768 from this transaction.

     On December 24, 1996, DHI sold its interest in Best to Beckerville Pines Associates, LLC for $2,300,000. Under the terms of this sale, DHI will hold a mortgage of $2,300,000. The mortgage is more fully explained in Note 4. DHI recorded a profit of $900,000 from this transaction.

                              NGT ENTERPRISES, INC.

                     NOTES TO PRO-F0RMA FINANCIAL STATEMENTS

                                 MARCH 31, 1997


     Note 10 - Profit Sharing Plan

     DHI adopted a 401(k) pension plan covering substantially all employees. While DHI may elect to match employee contributions, it did not do so in 1996.

     Note 11 - Related Party Transactions

     a. Managerial and financial control

     On May 5, 1997, the Company acquired all the capital stock of DHI from IMN Equities for 20,421,700 shares of common stock. This acquisition enables IMN Equities to have majority managerial and financial control in the decision making process of the Company.

     b. Issuance of stock

     On September 30, 1996, the Company issued 326,000 shares of common stock in consideration for the payment on its behalf of $16,900 in expenses by its president.

     c. Leased Office Space

     As of March 31, the Company occupied office space of an affiliate of its president at 100 Garden City Plaza , Suite 200, Garden City, New York 11530 on a month to month basis at a rent of $500 per month.

     d. Sale of C. S. Amsterdam Realty, Inc.

     DHI sold C. S. Amsterdam Realty, Inc., one of its subsidiaries to a related party. The related party is a minority shareholder (less than 5% non-voting) of the parent company.

     The collateral underlying a company asset is encumbered by a security interest for a liability of a related party. The related party is a minority shareholder (less than 5% non-voting) of the parent company.

     DHI was involved in advances to and from the following related entities. In addition, many of these companies were charged for their share of administrative costs, which totaled $218,032.

     1) C. S. Amsterdam Realty, Inc. - Owned by a minority shareholder (less than 5% non-voting) of the parent company.

     2) The Best Mortgage Services of America, Inc. - Was a subsidiary of DHI until December 24, 1996.

     3) UCMC Consulting Corp. - Owned by a majority shareholder of the parent and an employee of DHI.

     4) First Equities Corp. - Formerly parent of DHI.

     5) Edward Capuano - Majority shareholder of DHI.

     6) Wireless Mexicano, Inc. - Owned by a minority shareholder (less than 5% non-voting) of DHI.

     7) Network Title Agency Corporation - 75% owned by a minority shareholder (less than 5% non-voting) of DHI.

                              NGT ENTERPRISES, INC.

                     NOTES TO PRO-F0RMA FINANCIAL STATEMENTS

                                 MARCH 31, 1997

Note 11 - Related Party Transactions (Cont'd)

     8) The Skulsky Trust - The trustee is an employee of DHI and the trust's beneficiary is a minority shareholder (less than 5% non-voting) of DHI.

     DHI and these related parties agreed to an assignment of their intercompany balances. As of March 31, 1997, DHI owed $1,561,993 to the Skulsky Trust.

     Note 12 - Operating Leases

     DHI is obligated under a number of operating leases for its main and branch office facilities. The leases expire on various dates through March 31, 2003.

     The rent obligations (including those under leases signed in 1997, as described in Note 15, subsequent events) are as follows:

               Year ending:           12/31/97                    $ 395,324
                                      12/31/98                      277,226
                                      12/31/99                      153,174
                                      12/31/00                      136,589
                                      12/31/01                       57,732
                                    Thereafter                       72,165
                                                                 ----------
                                         Total                   $1,092,210

Note 13 - Capital Lease Obligations

     DHI leases certain equipment with lease terms through September 2001. Obligations under capital leases have been recorded in the accompanying financial statements at the present value of future minimum lease payments, discounted at interest rates ranging from 8.4% to 18%.

     The future minimum lease payments under capital leases and the net present value of the future minimum lease payments, are due as follows for the years ended

       December 31:
          1997                                                 $ 57,685
          1998                                                   52,107
          1999                                                   39,084
          2000                                                   20,113
          2001                                                   19,669

          Total minimum lease payments                          188,658
          Less: Amounts representing interest                    32,278

          Present value of net minimum
          lease payments                                       $156,380

Note 14 - Other Commitments and Contingencies

     DHI entered into certain contracts with the former president of DHI, as disclosed in the reorganization section of Note 1. The first contract (employment) expired August 31, 1996 and called for annual compensation of $100,000. Thereafter, a two-year consulting agreement commenced which calls for total compensation of $130,000, payable monthly at $5,416.67.

                              NGT ENTERPRISES, INC.

                     NOTES TO PRO-F0RMA FINANCIAL STATEMENTS

                                 MARCH 31, 1997

Note 15 - Concentration of Credit Risk

     DHI maintains cash balances at several financial institutions. The Federal Deposit Insurance Corporation secures balances at each institution up to $100,000. Uninsured balances aggregated $1,382 at December 31, 1996.

Note 16 - Development Stage Company

     For the year ended September 30, 1996 and for the three months ended March 31, 1997, the Company was considered to be a development stage company since December 1,1992 with no operating history.

Note 17 - Litigation

     For the years ended September 30, 1995 and 1996, and the period ended March 31, 1997 DHI has not been involved in litigation nor, is any litigation pending. DHI is involved in the following lawsuits: Patriot Mortgage Company, LP against Donald Henig, Inc. claiming damages for an alleged breach of contract; counterclaim by Donald Henig against Donald Henig, Inc. and Edward Capuano claiming approximately $270,00 in damages for alleged breaches of contract.

Note 18 - Subsequent Events

     a. Capital Contribution

     On January 24, 1997, the Company's parent, First Equities Corp., entered into agreement to exchange stock for stock, with Aristocrat Endeavor Fund, Ltd., a publicly traded (Bermuda Stock Exchange) investment fund. Under the terms of the agreement, the companies exchanged 235,294.11 shares of Aristocrat stock for 5,000 shares of First Equity convertible preferred stock. Based on the market value of the Aristocrat stock acquired by the parent, the value of the exchange was $5,000,000. On March 27, 1997, First Equities Corp. donated 94,117.64 shares of Aristocrat stock to DHI. The effect of this transaction increases the Company's net worth by $2,000,000.

     On February 1, 1997, DHI entered into a lease agreements for an office facility in Tampa, Florida. The obligation under this leases is included in the obligations set forth in Note 13.

     b. Formation of Subsidiaries

     Subsequent to the date of the financial statements, DHI formed First Equities Commercial Corp. as a mortgage banking firm specializing in the financing of commercial properties on a national basis.

     Subsequent  to the  date of the  financial  statements,  DHI  formed  First
Equities Service Corp. which will sell mortgage life insurance utilizing the customer base of DHI.

     c. Change of Company Name and Authorized Capital Structure

     On May 1, 1997, the Company amended its certificate of incorporation to change the number of authorized shares to 45,000,000 shares of common stock, $.001 par value each and authorize the issuance of 5,000,000 shares of preferred stock, $.001 par value each. On May 5, 1997, the Company amended its certificate of incorporation to change its name to IMN Financial Corp.